BPZ Energy

Developing Energy - Providing Opportunities



EnerCom - The Oil & Gas Conference

Denver, Colorado **August 18, 2014**

Forward Looking Statements

This Presentation contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward looking statements are based on our current expectations about our company, our properties, our estimates of required capital expenditures and our industry. You can identify these forward-looking statements when you see us using words such as "expect", "will", "anticipate," "indicate," "estimate," "believes," prospects," "plans" and other similar expressions. These forward-looking statements involve risks and uncertainties. Our actual results could differ materially from those anticipated in these forward looking statements. Such uncertainties include the success of our project financing efforts, accuracy of well test results, well refurbishment efforts, successful production of indicated reserves, satisfaction of well test period requirements, successful installation of required permanent processing facilities, receipt of all required permits, results of seismic date acquisition efforts, and the successful management of our capital expenditures, governmental relations, legislative or regulatory changes, political developments, and other normal business risks. We undertake no obligation to publicly update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future. We caution you not to place undue reliance on those statements.

The U.S. Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only "reserves" that a company anticipates to be economically producible by application of development projects to known accumulations, and there exists or is a reasonable expectation there will exist, the legal right to produce, or a revenue interest in, the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project. We are prohibited from disclosing estimates of oil and gas resources that do not constitute such "reserves" in our SEC filings. We may use certain terms in this presentation such as "contingent" and "prospective" resources which imply the existence of quantities of resources which the SEC guidelines strictly prohibit U.S. publicly registered companies from including in reported reserves in their filings with the SEC. With respect to possible and probable reserves, we are required to disclose the relative uncertainty of such classifications of reserves when they are included in our SEC filings. The definitions of Contingent and Prospective Resources have been excerpted from the Petroleum Resources Management System approved by the Society of Petroleum Engineers (SPE) Board of Directors, March 2007. Proved, Probable and Possible Reserves are denoted by P1, P2 and P3, respectively. Prospective resources are those quantities of petroleum estimated, as of a given date, to be potentially recoverable from undiscovered accumulations by application of future development projects. Prospective resources have both an associated chance of discovery and a chance of development. Prospective resources are further subdivided in accordance with the level of certainty associated with recoverable estimates assuming their discovery and development and may be sub-classified based on project maturity. Contingent resources are those quantities of petroleum estimated, as of a given date, to be potentially recoverable from known accumulations, but the applied project(s) are not yet considered mature enough for commercial development due to one or more contingencies. Contingent Resources may include, for example, projects for which there are currently no viable markets, or where commercial recovery is dependent on technology under development, or where evaluation of the accumulation is insufficient to clearly assess commerciality. Contingent Resources are further categorized in accordance with the level of certainty associated with the estimates and may be sub classified based on project maturity and/or characterized by their economic status. The volume and parameters associated with low, best and high estimates scenarios of contingent resources are referred to as 1C, 2C and 3C, respectively.

The Company is aware that certain information concerning its operations and production is available from time to time from Perupetro, an instrumentality of the Peruvian government, and the Ministry of Energy and Mines ("MEM"), a ministry of the government of Peru. This information is available from the websites of Perupetro and MEM and may be available from other official sources of which the Company is unaware. This information is published by Perupetro and MEM outside the control of the Company and may be published in a format different from the format used by the Company to disclose such information, in compliance with SEC and other U.S. regulatory requirements. The Company provides such information in the format required, and at the times required, by the SEC and as determined to be both material and relevant by management of the Company. The Company urges interested investors and third parties to review the Company's filing with the SEC before making an investment decision. Information obtained from other sources may not comply with the requirements of the SEC or management of the Company. Nothing herein shall be deemed to constitute an offer to sell, or the solicitation of an offer to buy, any securities of the Company.

Additionally, the Company's joint venture partner in Block Z-1, Pacific Rubiales Energy Corp. ("PRE"), is a Canadian public company that is not listed on a U.S. stock exchange, but is listed on the Toronto (TSX), Bolsa de Valores de Colombia (BVC) and BOVESPA stock exchanges. As such PRE may be subject to different information disclosure requirements than the Company. While PRE is subject to various confidentiality requirements regarding Information concerning the Company, information concerning energy reserves, may be released by PRE outside of our control and may be published in a format different from the format the Company uses to disclose such information, in compliance with SEC and other U.S. regulatory requirements.

BPZ Energy provides such information in the format required, and at the times required, by the SEC and as determined to be both material and relevant by management of the Company. The Company urges interested investors and third parties to consider closely the disclosure in our SEC filings, available from us at 580 Westlake Park Blvd., Suite 525, Houston, Texas 77079; Telephone: (281) 556-6200 and at www.bpzenergy.com. These filings can also be obtained from the SEC via the internet at www.sec.gov.

MMBO: Millions of Barrels of Oil, BBL: Barrel of Oil, BOPD: Barrels of Oil per Day, PUDS: Proved Undeveloped Reserves

BPZ Energy

- Four Blocks in Northwest Peru and one in Southwest Ecuador
- Multiple Plays with Multiple Prospects in Each Play
- BPZ (51%) and Pacific Rubiales (49%) Block Z-1 JV Facilitates its Development and Future Exploration
- Oil Production Growing via Development Drilling at Corvina and Albacora
- Further Reserve & Production Growth via Offshore and Onshore Exploration



SANTA ELENA
ECUADOR
Existing Offshore 3-D Seismic
Existing Onshore 3-D Seismic
Existing Onshore 2D Seismic
BLOCK Z-1
Albacora
Barracuda
Delfin
Corvina
TUMBES
BLOCK XIX
Mancora
PACIFIC OCEAN
Los Organos
BLOCK XXIII
ECUADOR
PERU
TALARA (Refinery)
BLOCK XXII
SULLANA
PAITA
Area of Operations
ECUADOR
PERU
PACIFIC OCEAN
0 5 10 20 Km.
0 5 10 Miles

Key Numbers

BPZ Energy
Developing Energy - Providing Opportunities

Share Price: (1)	$2.32
52-Week Range: (1)	$1.58 - $3.40
Shares Outstanding: (2)	119 million
Market Capitalization: (1)	$276 million
Total Enterprise Value: (1)	$438 million
Proved Oil Reserves: (3)	16 million barrels
PV-10 After Tax (3)	$678 million
Probable Oil Reserves: (3)	27 million barrels
First Half 2014 Production	2,593 bopd net
Full Time Employees: (3)	93



(1) As of August 14, 2014. Total Enterprise Value = Market capitalization + [total debt of $229 MM minus $67 MM of cash as of June 30, 2014]
(2) As of June 30, 2014.
(3) As of December 31, 2013. Reserves and production associated with Block Z-1 and net to BPZ.
PV-10 After Tax = Standardized measure of discounted future cash flows related to proved reserves.

Key Focus

BPZ Energy
Developing Energy - Providing Opportunities

OPERATIONS

- Continue Z-1 Development Drilling
- Appraise Delfin
- Continue Onshore Exploration

FINANCE

- Improve Cost Structure
- Capital Discipline
- Manage Cash

Grow Production

Grow Cash Flow

Grow Reserves







Production Growth and Cost Reduction Underway

BPZ Energy



BLOCK Z-1: Historical Average Quarterly Gross Production
BOPD
First Half 2014 LOE $27/ bbl
vs.
First half 2013 LOE $56/ bbl
5 New wells plan to be completed by year-end 2014
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14

4Q07 average production of 607 bopd is not shown in this graph
LOE = lease operating expense.
Data as of June 30, 2014

First Half 2014 vs 2013 Comparison

BPZ Energy

US $ 000's, unless noted	First Half 2014	First Half 2013	Variance
Barrels of oil per day	2,593	1,457	+ 1,136
Net realized price per barrel	$99.77	$98.48	+ $1.29
Revenue	$45,231	$26,127	+ $19,104
EBITDAX	$20,692	($3,942)	+ $24,634
GG&E	($2,091)	($1,104)	- $987
Operating Income (Loss)	$6,486	($19,905)	+ $26,391
Net Loss	($6,119)	($32,424)	+ $26,305
Operating Cash Flow	$29,076	($1,762)	+ $30,838
Capital Expenditures	($19,243)	($5,403)	- $13,840
Cash Surplus	$10,083	$55,515	- $45,432
Total Debt	$228,600	$210,938	+ $17,662
Cash Balance	$67,201	$103,832	- $36,631

Notes: Block Z-1 net oil production. See Appendix for EBITDAX reconciliation. Capital expenditures include capitalized interest. Total Debt at June 30, 2014 reflects aggregate principal amount of convertible debt. Total Debt at June 30, 2013 reflects $171 million of aggregate principal amount of convertible debt plus bank debt of $40 million.

Block Z-1

- **Increase production** at Corvina and Albacora
- **Capture upside oil and gas potential at** Corvina and Albacora
- **Appraise prior discoveries** in Delfin, Piedra Redonda, and Barracuda
- **Explore prospects** in < than 350 ft. of water starting with Raya, then explore in up to 1,000 ft.



ECUADOR
PERU
Pacific Ocean
BLOCK Z-1
ALBACORA
BARRACUDA
RAYA
EAST CORVINA
WEST CORVINA
CORVINA-HEATH PLAY
CX11
CX15
MERO
DELFIN
H
E
A
B
D
I
C
PIEDRA REDONDA
PANAMERICAN HWY.
Huaquillas
Zarumilla
TUMBES
Zorritos
Acapulco
Punta Sal
Tumbes River
LEGEND
3D ACQUIRED SEISMIC AREA
OIL FIELD
OIL PROSPECT
GAS PROSPECT
PROSPECT
LEAD
PLATFORM
BATHYMETRY IN METERS
0 5 10 15 20 25Km.
0 5 10 15Miles

Capturing Corvina's Upside

- CX15-7D well currently being drilled
- 13 more gross PUDs left to be drilled
- Two more wells targeted for 2014
- CX15-3D well back on line via gas lift
- Five wells have surpassed 1 Mmbo
- Field area ~1,500 acres



Structure Map at Top of Zorritos Unconformity
CX-11
1D
7D
2D
5D
11D
8D
3D
4D
CX-15
6D
Untested Fault Block
CX11 WELLS
CX15 WELLS
PLATFORM
Elevation depth [ft]
0
1km
1:15000
525000
525500
526000
526500
527000
527500
528000
528500
529000
529500
530000
530500
531000
9603200
9602400
9601600
9600800
9600000
9599200

Albacora Development

- A-18D well currently being sidetracked deeper
- One more PUD well budgeted for 2014
- A-21D well intervention to restore production
- A-14XD well has exceeded 1 Mmbo


Albacora, Top MidZorritos / Structural Map
Elevation
-9600
-9900
-10200
-10500
-10800
-11100
-11400
-11700
-12000
-12300
-12600
-10500
-11500
-11000
A-20D
A-12F
A-26D
A-18D
A-18DST
A-14XD
8-X-2
A-19D
A-17D
A-21D
A-27D
PLATFORM
8-X-5
A-22D
A-9G
A-24D
A-13E
8-X-4
Albacora Platform
Belco-Tenneco Wells
Recent Wells
Future Wells
0 100 200 300 400 500m
1:15000
543600
544000
544400
544800
545200
545600
546000
546400
546800
547200
9624000
9623600
9623200
9622800
9622400
9622000
9621600

Appraising for Deeper Oil in Albacora

BPZ Energy

- A-18D well currently being sidetracked deeper to 13,400' TVD
- A-26D producing from New Oil zone, and tested gas – condensate at 12,000' TVD
- A-8X-2 discovery well drilled in early 1970s had light oil shows below 12,000' TVD
- A-14XD well completed by BPZ in early 2010 and has exceeded 1 Mmbo of production from Known Oil zone



A-18D
A-26D
8-X-2
GAS/COND @ 52° - 60°
36° Known Oil
25°- 37° New Oil
GAS/COND @ 52° - 60°
41° Light Oil
ZORRITOS
9,150'
Z_MID
10,350'
ZM_1
10,650'
ZM_2
11,150'
ZM_3
12,000'
+90´ pay from logs
SWC shows 41° oil
LOWER ZORRITOS
13,250'
14,000'
On production
Tested
Estimated

Planning to Drill Delfin Next Year

BPZ Energy

- Drilling permit already in hand
- Tenneco's 39-X-1 well tested oil
- Prospective area is ~ 3,000 acres
- Delfin platform to be ~4 miles from CX-15



OIL AREA
CX11
Corvina
CX15
39-X-1
B-17-X
POTENTIAL OIL AREA
Delfin
NEW PLATFORM
CX11 WELLS
CX15 WELLS
PLATFORMS
DELFIN
Elevation depth [ft]
0
1km
1:30000
Structure Map at the Top of the Zorritos Unconformity

Raya, also Targeting Oil from Zorritos Fm.

BPZ Energy

- Potential size of 7,500 acres
- Drilling permit already in hand
- Also in less than 300 ft. of water
- 10 miles from Corvina CX-15 platform



PROSPECTIVE AREA
Elevation depth [ft]
-7500
-10000
-12500
-15000
39-X-1
B-17-X
0
5km
1:60000

Piedra Redonda Anchors the Mancora Gas Play

BPZ Energy

- Belco discovered dry gas with C-18-X well
- Near coastline in ~ 200 ft. of water
- Piedra Redonda prospect is ~11,000 acres
- Drilling permit already in hand



PACIFIC OCEAN
Block Z-1
PIEDRA REDONDA
Block XXIII
Cardalitos CD-X-1
C-18-X Gas Discovery Well
Block XIX
BLOCK BOUNDARY
SHORE LINE
PC-1X
EC-1X
CRC-1X
0 1 2 3 4 5miles
1:130000
Elevation depth [ft]

Structure Map at Top of Mancora Formation

Onshore Block XXIII

Three shallow exploration wells have tested hydrocarbons:

- Caracol 1X tested gas in the Heath and Zorritos formations.
- Cardo 2X and Piedra Candela 3X tested gas in the Mancora formation.

Next Steps:

- Test Heath zone which had oil shows in Cardo 2X.
- Evaluate commerciality

Caracol 1X Well Site


23 02 2014

Cardo 2X Well Site



Workover Rig at Piedra Candela 3X



Piedra Candela Testing



Block XXII: Multiple Plays in ~1 Million Acres

- Pursuing Cretaceous age conventional and unconventional plays
- Muerto Formation is a brittle shale, rich in total organic content
- Adjacent operator producing oil from Redondo and Muerto formations
- Drill in first half of 2015



BPZ10XXII-16
NE
SW
Time (Secs.)
Depth (Feet)
POCITOS STRUCTURE
SOJO STRUCTURE
0
5
10 Miles
0.0
1.0
2.0
3.0
4.0
5,000'
10,000'
15,000'
20,000'
CHIRA - VERDUN
REDONDO TABLONES
MUERTO MEGA SEQUENCE
GIGANTAL - PANANGA
Basement (Paleozoic)
GALLINAZOS NORTE
GALLINAZOS SUR
JABONILLOS
CANOVITAS
TINAJONES
POCITOS
BLOCK XXII
BPZ10XXII-16
MONTE LIMA - ABEJAS
CARDO GRANDE
SOJO
NOMARA
JIVITO
NEW DISCOVERIES IN MUERTO

Revised 2014 Capital & Exploratory Budget

BPZ Energy
Developing Energy - Providing Opportunities

$ Millions

Offshore Block Z-1 (51% BPZ)	
Corvina CX-15 development drilling (6 wells)	$40
Albacora drilling (4 wells plus 18D sidetrack)	$36
Projects & engineering	$17
Total BPZ Net Offshore	$93
Onshore Blocks XXIII, XXII and XIX (100% BPZ)	
Block XXIII (3 wells plus testing)	$13
Permitting, engineering and other	$7
Total Onshore	$20

NOTES: Revised as of June 19, 2014
Offshore: Excludes capitalized interest. $81 million left under Carry Agreement with Pacific Rubiales at end of 2013. Drilling of additional Albacora wells in 2014 subject to ongoing review of drilling campaign results. Necessary permits now received for Delfin, Piedra Redonda and Raya prospects which have been remapped with 3D seismic. Associated exploration plans and budgets are under development, with expectations that Delfin, which is next to Corvina, could potentially be drilled in 2015. Block Z-1 capital plan is subject to review and approval by the partners under Joint Operating Agreement.

Onshore: Excludes capitalized interest. Three-well shallow drilling campaign at Block XXIII. Exploration drilling at Block XXII is contingent upon receipt of the necessary permits which are expected to be obtained during the second half of 2014, allowing for drilling start up in 2015.

Summary Business Plan

BPZ Energy

2014

Offshore Block Z-1

- Corvina CX-15: Now drilling 7D well
  - Then drill up to two more PUDs
- Albacora: Now side-tracking 18D
  - Then drill another PUD well
  - Start a fifth well
- Gas lift program to optimize production
- Prepare for Delfin, continue assessing Piedra Redonda and Raya

Onshore Block XXIII

- Finish testing three exploration wells

2015

Offshore Block Z-1

- Corvina and Albacora PUDs to PDPS and P2 to PUDs
- Drill and develop Delfin
- Prepare for Piedra Redonda or Raya
- Expand infrastructure

Onshore Blocks

- Block XXII: Begin exploration drilling
- Continue exploration at Blocks XIX and XXIII, and begin development of any discoveries.

Grow Production, Cash Flow and Reserves

Thank You

Manolo Zúñiga
President & CEO

Rick Menniti
Chief Financial Officer

For additional information:

A. Pierre Dubois

Director, Investor Relations & Corporate Communications
580 Westlake Park Blvd., Suite 525
Houston, Texas 77079
(281) 281-556-6200
pierre_dubois@bpzenergy.com
www.bpzenergy.com

BPZ Energy

Developing Energy · Providing Opportunities

Reconciliation of non-GAAP measure

The table below represents a reconciliation of EBITDAX to the Company's net loss, which is the most directly comparable financial measure calculated in accordance with generally accepted accounting principles in the United States of America.

	Six Months Ended June 30, 2014	Six Months Ended June 30, 2013
	(in thousands)	
Net loss	$ (6,119)	$ (32,424)
Interest expense	7,350	8,578
Loss on extinguishment of debt	1,245	3,786
Income tax expense (benefit)	4,075	(47)
Depreciation, depletion and amortization expense	12,115	14,859
Geological, geophysical and engineering expense	2,091	1,104
Other (income) expense	(304)	931
(Gain) loss on derivatives	239	(729)
EBITDAX (a)	**$ 20,692**	**$ (3,942)**

(a) Earnings before interest, income taxes, depletion, depreciation and amortization, exploration expense and certain non-cash charges ("EBITDAX") is a non-GAAP financial measure, as it excludes amounts or is subject to adjustments that effectively exclude amounts, included in the most directly comparable measure calculated and presented in accordance with GAAP in financial statements. "GAAP" refers to generally accepted accounting principles in the United States of America. Non-GAAP financial measures disclosed by management are provided as additional information to investors in order to provide them with an alternative method for assessing the Company's financial condition and operating results. These measures are not in accordance with, or a substitute for, GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Pursuant to the requirements of Regulation G, whenever the Company refers to a non-GAAP financial measure, it also presents the most directly comparable financial measure presented in accordance with GAAP, along with a reconciliation of the differences between the non-GAAP financial measure and such comparable GAAP financial measure. Management believes that EBITDAX may provide additional helpful information with respect to the Company's performance or ability to meet its debt service and working capital requirements.